Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Such redacted portions have been replaced with “***” in this Exhibit. An unredacted version of this document has been filed separately with the Securities and Exchange Commission along with the request for confidential treatment
Execution Version
SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
AND
FIFTH AMENDMENT TO AMENDED AND RESTATED FEE LETTER

THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FIFTH AMENDMENT TO AMENDED AND RESTATED FEE LETTER (this “Amendment”), dated as of September 28, 2018 (the “Sixth Amendment Effective Date”), is made among GenMark Diagnostics, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party to that certain Loan and Security Agreement (as defined below), Solar Senior Capital Ltd., in its capacity as administrative and collateral agent (in such capacity, together with its successors and assigns in such capacity, “Agent”), SUNS SPV LLC, as lender, North Mill Capital LLC, as lender, Crystal Financial LLC, as lender, SCP Private Credit Income Fund SPV LLC, as lender, SCP Private Credit Income Fund LP, as lender, and the other Lenders party to the Loan and Security Agreement or otherwise a party thereto from time to time (each a “Lender” and collectively, the “Lenders”).
The Borrower, the other Loan Parties, the Lenders and Agent are parties to a Loan and Security Agreement dated as of January 12, 2015 (as amended by that certain letter agreement dated as of September 30, 2015, that certain letter agreement dated as of March 17, 2016, that certain First Amendment to Loan and Security Agreement dated as of July 27, 2016, that certain Second Amendment to Loan and Security Agreement dated as of February 27, 2017, that certain Third Amendment to Loan and Security Agreement and Second Amendment to Fee Letter dated as of May 31, 2017 (the “Third Amendment”), that certain Fourth Amendment to Loan and Security Agreement and Third Amendment to Fee Letter, dated as of June 7, 2017 (the “Fourth Amendment”), that certain Fifth Amendment to Loan and Security Agreement and Fourth Amendment to Fee Letter, dated as of December 13, 2017 (the “Fifth Amendment”), and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”). The Borrower and Agent are parties to that certain Amended and Restated Fee Letter dated January 9, 2015 (as amended pursuant to that certain First Amendment to Amended and Restated Fee Letter dated as of February 27, 2017, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Fee Letter”). The Borrower has requested that the Lenders agree to certain amendments to the Loan and Security Agreement and the Fee Letter. The Lenders have agreed to such request, subject to the terms and conditions hereof.
Accordingly, the parties hereto agree as follows:
SECTION 1    Definitions; Interpretation.

(a)Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the preamble and recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b)Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2    Amendments to the Loan and Security Agreement and Fee Letter.

(i)Effective as of the Sixth Amendment Effective Date, the Loan and Security Agreement shall be amended as follows:
(i)Section 2.1(a). Section 2.1(a)(iii-v) shall be amended and restated as follows, with a new Section 2.1(a)(vi) added as follows:

“(iii)    Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Loan Parties contained herein, each Lender with a Term Loan C Commitment severally and not jointly agrees to make a loan (the “Term Loan C”) in Dollars to Borrower on any Business Day during the period from the First Amendment Effective Date to and including the Term Loan C Commitment Termination Date, in an amount equal to such Lender's Term Loan C Commitment. Upon the funding of such Term Loan C, the Term Loan C Commitment shall terminate.

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(iv)    Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Loan Parties contained herein, each Lender with a Term Loan D Commitment severally and not jointly agrees to make a loan (the “Term Loan D”, and together with the Term Loan A, Term Loan B, and Term Loan C, each a “Term Loan” and collectively, the “Term Loans”) in Dollars to Borrower on the Sixth Amendment Effective Date, in an amount equal to such Lender's Term Loan D Commitment.
(v)    Once a Term Loan is repaid or prepaid, it cannot be reborrowed.
(vi)    Each Term Loan made by each Lender is evidenced by this Agreement, and if requested by such Lender, a Note payable to such Lender.”
(ii)Sections 2.1(b)(i), 2.2(a)(ii), 2.2(b), 2.4(a), 2.4(b), 2.4(e), 2.4(f), 2.4(g)(y), 2.5(a)(ii), 2.5(d), 2.6(c), and 9.10(a)(ii). Sections 2.1(b)(i), 2.2(a)(ii), 2.2(b) (with respect to the Revolving Loans only), 2.4(a) (with respect to the Revolving Loans only), 2.4(b) (with respect to the Revolving Loans only), 2.4(e) (with respect to the Revolving Loans only), 2.4(f) (with respect to the Revolving Loans only), 2.4(g)(y), 2.5(a)(ii), 2.5(d), 2.6(c) and 9.10(a)(ii) are each hereby amended by replacing (or as indicated above with respect to the Revolving Loans only, by replacing only in connection with the application of such provision to the Revolving Loans) the word “EWB” with the word “Agent” in each instance therein.

(iii)Section 2.4(b)(i). Section 2.4(b)(i) shall be amended and restated as follows:

“(i)    Term Loans. Commencing on the Initial Term Loan Payment Date, and continuing on each Scheduled Payment Date thereafter, Borrower shall make consecutive equal monthly payments of principal, in arrears, to each Lender in accordance with their Pro Rata Shares, as calculated by Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan and (2) the Term Loan Principal Payment Schedule. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Final Maturity Date.”
(iv)Section 2.6(b). Section 2.6(b) shall be amended and restated as follows:

“(b)    Final Payment Fee. On the Final Maturity Date or, if earlier, the date upon which the aggregate outstanding principal amount of the Term Loans is required to be repaid in full (whether by scheduled payment, voluntary prepayment, mandatory prepayment pursuant to Section 2.5(b)(i), acceleration of the Obligations pursuant to Section 8.2 or otherwise), Borrower shall pay to each Lender a non-refundable fee as set forth below (the “Final Payment Fee”):

Lender	Final Payment Fee
SUNS SPV LLC	$***
North Mill Capital LLC	$***
Crystal Financial LLC	$***
SCP Private Credit Income Fund SPV LLC	$***
Aggregate Final Payment Fee	$***

The Final Payment Fee shall be deemed to be fully earned on the Closing Date. If for any reason any Term Loan is prepaid in part prior to the Final Maturity Date, (i) Borrower shall pay on the date of any such partial prepayment a fee equal to a proportional part of the Final Payment Fee, and (ii) the Final Payment Fee due and payable on the Final Maturity Date or, if earlier, the date upon which the aggregate outstanding principal amount of the Term Loans is required to be repaid in full (whether by scheduled payment, voluntary prepayment, mandatory prepayment pursuant to Section 2.5(b)(i), acceleration of the Obligations pursuant to Section 8.2 or otherwise), shall be reduced by the aggregate amount of any such payments described in the foregoing clause (i).”

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

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(v)Section 11. The following definitions are added to Section 11 in their proper alphabetical order:

“Sixth Amendment Effective Date” means September 28, 2018.
“Term Loan D Commitment” means, with respect to each Lender, the amount set forth opposite such Lender’s name on Schedule A hereto under the caption “Term Loan D Commitment”, as amended from time to time to reflect any permitted assignments and as such amount may be reduced or terminated pursuant to this Agreement. “Term Loan D Commitments” means the Term Loan D Commitments of all Lenders with a Term Loan D Commitment.
“Term Loan Principal Payment Schedule” means the payment schedule set forth in Schedule B attached hereto, as amended or updated by Agent from time to time in accordance with the terms of the Loan Documents.
(vi)Section 11. The following definitions shall be amended and restated as follows:

“Commitments” means the Term Loan Commitments and the Revolving Loan Commitments.
“Final Maturity Date” means January 1, 2021.
“Initial Term Loan Payment Date” means January 1, 2020.
“Note” means a promissory note of Borrower, in form and substance satisfactory to Agent, payable to a Lender in a principal amount equal to the amount of such Lender’s applicable Term Loan Commitment or applicable Revolving Loan Commitment.
“Term Loan Commitment” or “Term Loan Commitments” means the Term Loan A Commitments, the Term Loan B Commitments, the Term Loan C Commitments, and the Term Loan D Commitments.
(vii)Section 11. Clauses (h), (i) and (j) of the definition of “Permitted Liens” shall be amended and restated as follows:

“(h) Liens arising by reason of zoning restrictions, easements, licenses, reservations, restrictions, covenants, rights-of-way, encroachments, minor defects or irregularities in title (including leasehold title) and other similar encumbrances on the use of real property that do not materially (1) impair the value or marketability of such real property or (2) interfere with the ordinary conduct of the business conducted and proposed to be conducted at such real property, and (i) licenses described in clause (c) of the definition of “Permitted Disposition” and (j) Liens in favor of Beach Business Bank on cash collateral securing Indebtedness permitted pursuant to clause (f) of the definition of “Permitted Indebtedness” so long as the amount of such cash collateral does not exceed the face value of the Landlord Letter of Credit.”
(viii)Section 11. Clause (a) of the definition of “Pro Rata Share” shall be amended and restated as follows:
.
“(a)    with respect to a Lender’s obligation to make a Term Loan and right to receive payments of interest, fees and principal with respect thereto at any time, the percentage obtained by dividing (i) such Lender’s applicable Term Loan Commitment at such time, as the case may be (or if the applicable Term Loan Commitment of such Lender is terminated at such time, the aggregate outstanding principal amount of the applicable Term Loans at such time owing to such Lender), by (ii) the applicable Term Loan Commitments of all Lenders at such time (or, if the applicable Term Loan Commitments of all such Lenders are terminated at such time, the aggregate outstanding principal amount of the applicable Term Loans owing to all Lenders at such time);”
(ix)Section 11. The defined terms “Applicable Final Payment Fee Percentage” and “EWB” shall be deleted.

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(x)Schedule A. Schedule A of the Loan and Security Agreement, the Schedule of Lenders and Commitments, shall be amended and restated in its entirety with Schedule 1 attached hereto.

(xi)Schedule B. A new Schedule B to the Loan and Security Agreement, the Term Loan Principal Payment Schedule, attached as Schedule 2 hereto, shall be added to the Loan and Security Agreement.

(b)Effective as of the Sixth Amendment Effective Date, the Fee Letter shall be amended as follows:

(i)Paragraph (b). Paragraph (b) shall be amended and restated as follows:

“(b)    Final Payment Fee. On the Final Maturity Date or, if earlier, the date upon which the aggregate outstanding principal amount of the Term Loans is required to be repaid in full (whether by scheduled payment, voluntary prepayment, mandatory prepayment, acceleration of the Obligations, or otherwise), Borrower shall pay a non-refundable fee of *** ($***). The Final Payment Fee shall be deemed to be fully earned on the Closing Date. If for any reason any Term Loan is prepaid in part prior to the Final Maturity Date, (i) Borrower shall pay on the date of any such partial prepayment a fee equal to a proportional part of the Final Payment Fee, and (ii) the Final Payment Fee due and payable on the Final Maturity Date or, if earlier, the date upon which the aggregate outstanding principal amount of the Term Loans is required to be repaid in full (whether by scheduled payment, voluntary prepayment, mandatory prepayment, acceleration of the Obligations, or otherwise), shall be reduced by the aggregate amount of any such payments described in the foregoing clause (i).”
(ii)Paragraph (d). Paragraph (d) shall be amended and restated as follows:

“(d)    Annual Management Fee: A non-refundable annual management fee, for the account of Agent, in an amount equal to $*** per year, which fee shall be fully earned, due and payable in full in advance, on the Closing Date and on each anniversary thereof.”
(c)Revolving Credit Facility Fee. On or before the Sixth Amendment Effective Date, Borrower shall pay a fee of *** ($***) to Agent, to be shared among the Lenders in accordance with their Pro Rata Shares of Revolving Loan Commitments, which fee shall be fully earned on the Sixth Amendment Effective Date. For the avoidance of doubt, such fee is part of the Obligations.

(d)Amendment Fee. On or before the Sixth Amendment Effective Date, Borrower shall pay an amendment fee of *** Dollars ($***) to Agent, to be shared among the Lenders in accordance with their Pro Rata Shares of Term Loan Commitments, which fee shall be fully earned on the Sixth Amendment Effective Date. For the avoidance of doubt, such amendment fee is part of the Obligations.

(e)References Within Loan and Security Agreement and Fee Letter. Each reference in the Loan and Security Agreement and the Fee Letter, as applicable, to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement or the Fee Letter, as applicable, as amended by this Amendment.

SECTION 3    Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a)Fees and Expenses. The Borrower shall have paid (i) the fees set forth in Sections 2(c) and 2(d), (ii) all invoiced costs and expenses then due in accordance with Section 5(d), (iii) all amounts due to East West Bank as set forth on Exhibit A attached hereto, and (iv) all other fees, costs and expenses, if any, due and payable as of the Sixth Amendment Effective Date under the Loan and Security Agreement.

(b)This Amendment. Agent shall have received this Amendment, executed by Agent, the Lenders and the Loan Parties.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

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(c)Representations and Warranties; No Default. On the Sixth Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement and Fee Letter contemplated hereby:

(i)The representations and warranties contained in Section 4 shall be true and correct on and as of the Sixth Amendment Effective Date as though made on and as of such date; and

(ii)There exist no Defaults or Events of Default.

SECTION 4    Representations and Warranties. To induce the Lenders to enter into this Amendment, each Loan Party hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Effect; and (c) that, other than as updated on Exhibit B hereto, the information included in the Perfection Certificate delivered to Agent on June 7, 2016, as updated by Exhibit B attached to the Third Amendment and Exhibit A attached to the Fifth Amendment, remains true and correct. For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date).

SECTION 5    Miscellaneous.

(a)Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement, the Fee Letter and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. Each Loan Party hereby reaffirms the grant of security under Section 3.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement and all Guaranteed Obligations (as defined in the Guaranty), as applicable, including without limitation any Term Loans funded on or after the Sixth Amendment Effective Date, as of the date hereof.

(b)Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Sixth Amendment Effective Date specifying its objection thereto.

(c)No Reliance. Each Loan Party hereby acknowledges and confirms to Agent and the Lenders that such Loan Party is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(d)Costs and Expenses. The Borrower agrees to pay to Agent within ten (10) days of its receipt of an invoice (or on the Sixth Amendment Effective Date to the extent invoiced on or prior to the Sixth Amendment Effective Date), the reasonable, documented, out-of-pocket costs and expenses of Agent and the Lenders party hereto, and the reasonable, documented, fees and disbursements of counsel to Agent and the Lenders party hereto, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Sixth Amendment Effective Date or after such date.

(e)Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

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(f)Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL, PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.

(g)Complete Agreement; Amendments. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(h)Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(i)Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(j)Loan Documents. This Amendment and the documents related hereto shall constitute Loan Documents.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

GENMARK DIAGNOSTICS, INC.,
as Borrower

By: /s/ Scott Mendel
Title: Chief Financial Officer

GUARANTORS

CLINICAL MICRO SENSORS, INC.,
as Guarantor

By: /s/ Scott Mendel
Title: Chief Financial Officer

OSMETECH, INC.,
as Guarantor

By: /s/ Scott Mendel
Title: Chief Financial Officer

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AGENT:

SOLAR SENIOR CAPITAL, LTD.,
as Agent

By: /s/ Richard L. Peteka
Name: /s/ Richard L. Peteka
Title: Chief Financial Officer

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LENDERS:

SUNS SPV LLC,
as Lender

By: /s/ Richard L. Peteka
Name: /s/ Richard L. Peteka
Title: Chief Financial Officer

NORTH MILL CAPITAL, LLC,
as Lender

By: /s/ Stephen Carroll
Name: /s/ Stephen Carroll
Title: EVP & CFO

CRYSTAL FINANCIAL, LLC,
as Lender

By: /s/ Evren Ozargun
Name: /s/ Evren Ozargun
Title: Senior Managing Director

SCP PRIVATE CREDIT INCOME FUND SPV LLC,
as Lender

By: /s/ Richard L. Peteka
Name: /s/ Richard L. Peteka
Title: Chief Financial Officer

SCP PRIVATE CREDIT INCOME FUND LP,
as Lender

By: /s/ Richard L. Peteka
Name: /s/ Richard L. Peteka
Title: Chief Financial Officer

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SCHEDULE 1

SCHEDULE A TO LOAN AND SECURITY AGREEMENT

COMMITMENTS AS OF THE SIXTH AMENDMENT EFFECTIVE DATE

Name of Lender	Term Loan A Commitments	Pro Rata Share of Term Loan A Commitments	Term Loan B Commitments	Pro Rata Share of Term Loan B Commitments	Term Loan C Commitments	Pro Rata Share of Term Loan C Commitments	Term Loan D Commitments	Pro Rata Share of Term Loan D Commitments	Revolving Loan Commitments	Pro Rata Share of Revolving Loan Commitment	Total Commitments	Pro Rata Share of Total Commitments
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***
TOTAL	$7,619,047.60	100.0%	$7,619,047.60	100.0%	$12,000,000.00	100.0%	$663,455.12	100.0%	$5,000,000.00	100.0%	$32,901,550.32	100.0%

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

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SCHEDULE 2

SCHEDULE B TO LOAN AND SECURITY AGREEMENT

TERM LOAN PRINCIPAL PAYMENT SCHEDULE

Scheduled Payment Date	Amount
January 1, 2020	$1,162,564.60
February 1, 2020	$1,162,564.60
March 1, 2020	$1,162,564.60
April 1, 2020	$1,162,564.60
May 1, 2020	$1,162,564.60
June 1, 2020	$1,162,564.60
July 1, 2020	$1,162,564.60
August 1, 2020	$1,162,564.60
September 1, 2020	$1,162,564.60
October 1, 2020	$1,162,564.60
November 1, 2020	$1,162,564.60
December 1, 2020	$1,162,564.60
January 1, 2021	$13,950,775.16
Total	$27,901,550.32

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EXHIBIT A

AMOUNTS DUE TO EAST WEST BANK

Interest:	$***
Unused Revolving Commitment:	$***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

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EXHIBIT B

UPDATES TO PERFECTION CERTIFICATE

***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment filed separately with the Commission.

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